                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2008

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-51584             04-3510455
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(State or other jurisdiction of         (Commission         (IRS Employer
         incorporation)                 File Number)        Identification No.)

         24 North Street, Pittsfield, Massachusetts          01201
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         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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         On January 10, 2008, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, announced certain recent events, including: (1) an impairment charge of $2.5 million taken in the fourth quarter of 2007; (2) stock repurchases in the fourth quarter of 2007; (3) the acquisition of the Center for Financial Planning, Albany, New York; and (4) the hiring of Guy Boyer as Executive Vice President of Retail Banking. The release also noted the improvement in loan portfolio performance metrics and indicated the projections for earnings for the fourth quarter of 2007 and for 2007 and 2008. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Shell Company Transactions:  Not applicable

        (d)     Exhibits

                Number            Description
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                99.1              Press Release Dated January 10, 2008

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Berkshire Hills Bancorp, Inc.



Date: January 11, 2008         By: /s/ Kevin P. Riley
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                                   Kevin P. Riley
                                   Executive Vice President, Treasurer and Chief Financial Officer